UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT




                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


                         Date of Report: May 12, 2006

                           Echelon Acquisition Corp.
                        ------------------------------

            (Exact name of registrant as specified in its charter)

                                   Delaware
                (State or other jurisdiction of incorporation)



     (Commission File Number)        (IRS Employer Identification Number)



                  No. 7, BohaiSan Street, Development Zone
        Pingfang Industrial Area, Harbin, Heilongjiang Province, China
                    (Address of principal executive offices)

                               +86 0451 86810508
             (Registrant's telephone number, including area code)


                   492 Andrew Avenue, Encinitas, California
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement  communications  pursuant  to Rule 13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


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SECTION 1--REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        As of May 8, 2006, Echelon Acquisition Corp. (the "Company"), Asia Biotechnology Group Inc., a corporation organized under the laws of British Virgin Islands (the "ABG"); Far Grand Investments Ltd., a company organized under the laws of Cayman Islands, acting as the sole shareholder of ABG (the "Far Grand"); Harbin OT Pharmaceutical Co., Ltd., a corporation organized under the laws of Samoa (the" OT Samoa"), and each of the shareholders of OT Samoa( collectively the "OT Samoa Shareholders") entered into an Agreement and Plan of Reorganization (the "Agreement"), a copy of which is attached as the exhibit
2.1 to this Current Report. The Reorganization (as defined below) closed on May 8, 2006.

       The Agreement provides for the acquisition of all shares of the common stock from Far Grand and all shares of the common stock from the OT Samoa Shareholders by the Company. Pursuant to the Agreement, one issued and outstanding share of the common stock of ABG (the "ABG Share") exchanges for 23,296,000 shares of newly issued and restricted (as defined in Rule 144 of the Securities Act of 1933, as amended) common stock of the Company; and 20,000,000 issued and outstanding shares of the common stock of OT Samoa (the "OT Samoa Shares") exchange for 23,296,000 shares of newly issued restricted common stock of the Company (the "Reorganization").

       In accordance with the Agreement, on the Effective Date as defined in the Agreement, the current director and chief accounting officer, Hui Wang, designated the following directors and officers nominated by ABG: Xueliang Qiu, Director, President and Chief Executive Officer; Lei Zhu, Director and Chief Operation Officer; Feng Yang, Director and Chief Financial Officer. Hui Wang resigned from all positions with the Company on the Closing Date.

       The  Agreement  also   contains,   among   other  things,  the  standard
representations, warranties, and covenants.

       Except   contemplated   by  the  Agreement,  there   are   no   material
relationships between the Company or its affiliates and any of the other parties to the Agreement.

ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

       The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.

     Pursuant to the Agreement, the Company received the ABG Share from Far Grand, and received all of the OT Samoa Shares from the OT Samoa Shareholders. ABG's primary asset is its 60% ownership of Harbin OT Pharmaceutical Co., Ltd., a company organized under the PRC law (the "OT China").

Principles Followed in Determining Consideration

     The consideration for the Reorganization was determined through arms length negotiations between the management of the Company, ABG and OT Samoa. The criteria followed in determining the consideration include the relative value of the assets of ABG, its operation history, its current business model, its future development, and its potential benefit to the shareholders of the Company.

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SECTION 2--FINANCIAL INFORMATION


Description of Business

BACKGROUD

ECHELON ACQUISITION CORP.(EAC)

Echelon Acquisition Corp. was originally incorporated on July 27, 2004 under the laws of the State of Delaware and fell within the definition of a "blank check" corporation contained in Section (7) (b) (3) of the Securities Act of 1933, as amended. Since inception EAC had been seeking to engage in a merger with or acquisition of a company which desires to become a reporting company whose securities are qualified for trading in the United States secondary market. Before the merger with ABG and OT Samoa, EAC had no operations and had only minimal debt liabilities.

ASIA BIOTECHNOLOGY GROUP INC.(ABG)

ABG is one of the Company's wholly owned subsidiaries, which was incorporated on March 21, 2005 under the laws of the British Virgin Islands. Far Grand Investment Limited, a company organized under the laws of Cayman Islands, is the sole shareholder of ABG.

As of October 17, 2005, ABG entered into a stock transfer agreement with 5 shareholders of OT China. Pursuant to this agreement, ABG acquired 60% of the equity interests in OT China. OT China accordingly became a Sino-foreign joint venture as defined by the PRC laws.

HARBIN PHARMACEUTICAL CO., LTD. (OT CHINA)

OT China is ABG's subsidiary. On November 3, 2005, ABG acquired 60% of the equity interests in OT China. Since the acquisition, OT China conducts the Company's only business operation. OT China focuses primarily on traditional Chinese medicine and chemical medicinal products.

HARBIN PHARMACEUTICAL CO., LIMITED. (OT SAMOA)

OT   Samoa   is  the  Company's  another  wholly  owned  subsidiary  which  was incorporated on April 13, 2005 under the laws of Samoa. This company was formed solely as a holding company and has no operation since inception.

PRINCIPAL PRODUCTS

Through the operation of our subsidiary, OT China, our primary business is designing, manufacturing and marketing gynecological medicines and is mainly focused on the R&D and marketing of feminine suppositories. The gynecological conditions are common with women and can range from chronic, repeated yeast infections (candidiasis), abnormal periods, vaginal warts to cervical cancer. Vaginal suppositories are used to treat above gynecological ailments, especially Against vaginal infections such as mycotic vaginitis , trichomonas vaginitis and Candidiasis. To treat ailments, a suppository should be inserted into the vagina where its medical ingredients melt.

We believe that our suppositories have effects against symptoms of vaginal candidiasis include itching and swelling of the vulva, thick white-yellow or cheesy discharge. These drugs can also replenish vital essence, and nourish the vaginal.

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Funing Suppository,one of our products, has been approved by the SDA as the
Protected Traditional Chinese Medicine (Class 2), which is protected by the Chinese government for intellectual property rights in Chinese medicines for the period from 2000 to 2007.

At the date of this Prospectus, our total nine gynecological suppositories approved by PRC SFDA are as follows::

1.        Econazole Nitrate Suppository,
2.        Shehuang Shuan
3.        Clotrimazole Suppository
4.        Compound Metrnidazole Suppository
5.        Compound Chlorhexidine Acetate Suppository
6.        Suppositoria Matrini
7.        Metronidazole*Clotrimazole and Chlorhexidine Acetate Suppository
8.        Shenqi Wenyang Shuan
9.        Funing Suppository

There are 6 product candidates currently undergoing the research and development.

All our medicine products have been cleared by Chinese State Drug
Administration, or the SDA, for sale in China. Because a physician's prescription or authorization is not required to purchase our products over the counter, we are able to sell our medicine products directly to the end users.

In 2001, the technology of producing our products was listed into the Torch Plan, which is a program launched by the Chinese Scientific and Technological Commission to strengthen Chinese hi-tech industries' development; and was also evaluated as the key high-tech project by Harbin city government of China. In 2002, OT China was granted the High-New Tech Enterprise Certificate issued by Harbin city government.

The Company has developed more production lines throughout the year of 2005 to compete in the suppositories market. In addition, OT China plants to expand its business scope to the manufacturing and selling medicinal suppositories, health-care products medical appliances, cosmetics and disinfectant.

PRINCIPAL MARKETS

The principal markets of OT China lie within China. China has the world's largest population of nearly 1.3 billion people. The pharmaceutical industry accounts for approximately 3% of China's annual GDP (Source: http://www.chinability.com/2004%20economic%20performance.htm). In 2004, PRC's pharmaceutical industry realized sales of RMB347.6 billion (US$42 billion) and net profits of RMB30.64 billion (US$3.7 billion); a 17.44% increase in realized sales and 11.74% increase in net profits from the previous year (Source:http://www.chinapharm.com.cn). According to a Chinese government report, China's pharmaceutical sales in 2005 are expected to be approximately RMB 376.6 billion (US$ 45.5 billion), growing 17% from the previous year (Source: http://www.biotech.org.cn/news/news/show.php ?id=21470). It is estimated that China's pharmaceutical industry will maintain at least a 12%-15% growth rate through the year 2010 (Source: http://www.511511.com/A1/200501/A100000391720050104093750375.shtml).

The predicted growth is based upon the relaxation of trade barriers following China's accession to the World Trade Organization, advances in the Chinese economy, and China's large, female population.

DETAILED MARKET SECTORS

In recent years, the requirements and the sale amount of gynecological medications are increasing gradually. It was calculated that the sales amounts

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of gynecological medications are approximately *5.2 billion (approximately
US$0.65 billion) in 2004, the figure of which has increased 16.84% compared with 2003. Some institution even forecasts that the requirements will increase to *5.9 billion (approximately US$ 0.74 billion) and the sales amounts will keep increasing at about 10% in the next few years. (Source: http://www.cpha.org.cn/html/content/xw/content_53_2348.htm )

The suppository plays an important role in gynecological medications.
Comparing to 2003, in the market of Beijing along, the anti-infective suppositories occupied 40% of the sale amounts, and increased at a rate of 29% in 2004. (Source: http://www.cpha.org.cn/html/content/rdxw/content_52_1924.htm)

We focuses on developing the gynecological medications market sector with our unique suppositories technology. This market segment is believed to offer us the potential for profitable growth. We also plan to increase our penetration of the market by developing and producing new medicines.

DISTRIBUTION

Our medicines are sold in about 88 cities among 31 provinces, sovereignties, and autonomous regions in China.

Marketing of our products has been mainly accomplished through the use of our 10 sales representatives and 5 proxy agents. OT China uses a flat distribution channel system of independent regional distributors. In a typical distribution contract, a distributor will be provided with certain sales targets for a particular period according to a set retail price. If the distributor completes the sales task within the prescribed period, the agent distributor will be given greater economic incentives. If the distributor fails to complete the sales task within the prescribed period, OT China has the right to cancel its contract with the distributor and sign with other competent distributors. The Company also sells the medicines through promotions to end users such as soliciting and advertising in pharmacies.

We intend to continue using independent distributors. Our growth in terms of revenue requires additional sales representatives, which is part of our business plan for 2006.

INDUSTRY BACKGROUND AND COMPETITION

The pharmaceutical industry accounts for approximately 3% of China's GDP. (Source: http://blog.fh21.com.cn/post/65/106). The industry's primary categories include chemical medicine, traditional Chinese medicinal material, traditional Chinese medicinal film, prepared Chinese herbal medicine, antibiotics, biological products, biological medicine, radioactive medicine, medical appliances, sanitation materials, pharmaceutical machinery, medical packaging, and trading.

There is a low degree of consolidation among pharmaceutical companies in the PRC. According to the SFDA-reported statistics, in July of 2004, there were 5071 manufacturing pharmaceutical companies (not including companies producing traditional Chinese medicinal film, medical oxygen, reagent of in-vitro diagnosis or supplementary materials). The total market share of the top 10 biggest companies was about 42%, compared to 66% in the US.

Competition in the pharmaceutical industry is reduced by barriers to entry. A company wishing to enter the industry must comply with the standards and regulations set forth by the government. In the PRC, SFDA is the authority that monitors and supervises the administration of the pharmaceutical industry including pharmaceutical products, medical appliances, and equipment. Pharmaceutical manufacturing enterprises must obtain a Pharmaceutical Manufacturing Enterprise Permit issued by the relevant pharmaceutical administrative authorities and relevant health departments at the provincial level where the enterprise is located. Furthermore, all pharmaceutical

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products produced in the PRC, with the exception of Chinese herbal medicines in soluble form, must bear a registered number approved by the appropriate medicine administration authorities in the PRC. Lastly, in accordance with the World Health Organization, the PRC now requires compliance with GMP standards in pharmaceutical production in order to minimize the risks involved in any pharmaceutical production that cannot be eliminated through testing final products. As the regulatory approval process becomes more stringent, it also increases the industry's capital entry barrier.

Due to the variety of consumer demands within the pharmaceutical market, pharmaceutical companies have relatively dispersed product lines.

INTELLECTUAL PROPERTY

The protection of our intellectual property is a strategic priority for our business. We rely primarily on a combination of trademark and patent protection in the PRC to safeguard our intellectual property and our brand. Our ability to protect and use our intellectual property ("IP") rights in the continued development and commercialization of our technologies and products, operate without infringing the IP rights of others, and prevent others from infringing our IP rights, is crucial to our continued success.

Our policy is to seek patent protection for technological developments that we believe will enhance the market position of our products and methods of using our products.

As of May 12, 2006, we own two utility model patent rights to our medicinal vaginal compound suppository and packing-shaping mold for vagina or anus suppository. In addition, OT China has applied for 6 invention patent applications and 1 utility model patent application on the existing suppositories. We intend to apply for more patents to protect our core technologies and medicines in future.

Our patent relates to a novel pharmaceutical utility for the treatment of gynecological diseases which comprises a therapeutic drug for the intra vaginal, and a method of solubilizing in liquid promptly.

The following are our two patents in China that we own:

Patent No. ZL 96 2 16767.5: two way model on forming and package of vaginal and anorectal suppository, utility model patent

Patent No. ZL 96 2 16798.3: vaginal suppository, utility model patent

We also maintain the following registered trademarks and logos in China,

One registered logo used in connection with suppository;

One trademark and two logos used in connection with medical appliances and equipment, surgical appliances and equipment, denture, diathermy appliances, medical bed, feeding bottle, suppository, vaginal syringe, suspensor and medical sprayer;

One trademark and one logo used in connection with market promotion, trade counseling, public relationship, marketing analysis, trade fair of organizing business advertisement, agent of business information, business counseling, business management and organization counseling, bidding and Human Resources counseling;

One trademark and three logos used in connection with teething preparation, purificant, troche, human medicines, insecticide, animal medicines, suppository, sanitary towel, pharmaceutical capsule and medical nutriment;

One logo used in connection with diner, motorcycle, sleigh(car), air carrier,

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cable car, automobile, wheelchair, bicycle tire, hull, and bicycle handle;

One logo used in connection with computing machine, teleprinter, television, cable splitter box, fire extinguisher, arithmometer, precision balance, electric door opener, electrical wire and battery;

One logo used in connection with gun, fireworks, bandolier, missile, kindling, explosive, bullet, powder, guncotton and signal fireworks;

One logo used in connection with coffee drink, sugar, tea, flour-made products, Chinese dumpling, nutrient capsule (other than for pharmaceutical purposes), nutrient fluid (other than for pharmaceutical purposes), nutrient cream (other than for pharmaceutical purposes), nutrient powder (other than for pharmaceutical purposes) and royal jelly (other than for pharmaceutical purposes);

One logo used in connection with synthetic rubber, soft drainpipe, asbestos, rubber-made or plasti-made filling material, artificial resin (semi-manufactured), sheeting of plastics (for agriculture purposes), insulator, thermal radiation-insulating material, sound-insulating material and asbestos flag;

One logo used in connection with feeding animals, pharmaceutical counseling and lawn finishing; one logo used in connection with egg, bean curd, purified nutmeat, milk, edible fat, aquatic can, fish (not alive), edible marrow and bloated vegetable;

One logo used in connection with shrub, flower, fresh grape, seed-corn, distiller's malt, wheat, fresh fish, cucumber, marc and turf for animals inhabiting;

One logo used in connection with ratafee (including alcohol), distilled drinks, wine, rice wine, fruit drink(including alcohol), apple wine, spirit, drink, any liquid including alcohol and rum; and

One logo used in connection with cigarette lighter, flint, matches, rice paper, filter plug of cigarette, cigar, tobacco pipe, cigarette holder, cleaning rod of tobacco pipe and tobacco powder; knife-grinder, insecticide sprayer, spontoon, manual air pump, tweezers, manual farm machinery, shaver, scissors (small), tableware and manual blade.

EMPLOYEES

The Company currently has 19 regular employees. We provide routine employee benefits such as pension and health insurances to these employees. In addition, OT China has 60 temporary workers performing production functions. None of these employees are covered by a collective bargaining agreement and they all reside in China.

DESCRIPTION OF PROPERTY

OT China owns a use right of the land covering an area of 7,900.14 square meters located at No. 7, Bohai Street, Development Zone Pingfang Industrial Area, Harbin, China. On such land plot, there is a warehouse and an office building. The term of the land use right is 50 years commencing June 9, 2000.

GOVERNMENT REGULATION

The following is a summary of the principal governmental laws and regulations that are or may be applicable to pharmaceutical manufacturing companies like OT China in PRC. The scope and enforcement of many of the laws and regulations described below are uncertain. We cannot predict the effect of further

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developments in the Chinese legal system, including the promulgation of new laws, changes to existing laws, or the interpretation or enforcement of laws.

Regulatory Framework of the Pharmaceutical Industry in the PRC

In the PRC, the State Food and Drug Administration, or the SFDA, regulates and supervises biopharmaceutical products under the Pharmaceutical Administration Law, the Implementing Regulations on Pharmaceutical Administration Law, the Administration of Registration of Pharmaceuticals Procedures, and other relevant rules and regulations which are applicable to manufacturers in general. Each procedure of our biopharmaceutical production is subject to the requirements on the manufacture and sale of pharmaceutical products as provided by these laws and regulations, including without limitation but not limited to, the standards of clinical testing, declaration, approval and transfer of new medicine registrations, applicable industry standards of manufacturing, distribution, packaging, advertising and pricing.

Under the relevant laws and regulations, our vaccine products are not officially approved for sale in the market until the following procedures have been followed.

Production Permit.
Simultaneously with the application of new drug certificate, we also apply to the provincial level SFDA for a production license to manufacture the new drug to be approved by the China SFDA. The Production Permit is valid for a term of five years and must be renewed before its expiration. During the renewal process, we will be re-evaluated by the appropriate governmental authorities and must comply with the then prevailing standards and regulations which may change from time to time. In addition to the production Permit, we also need to obtain a business license from the relevant administration bureau for industry and commerce to commence the manufacture.

OT China has obtained a Production Permit which is valid from January 1, 2006 to December 31, 2010.

Registration of Pharmaceutical Products

All pharmaceutical products that are produced in the PRC must bear a registered number approved by the SFDA in the PRC, with the exception of Chinese herbs and Chinese herbal medicines in soluble form. The medicine manufacturing enterprises must obtain the medicine registration number before manufacturing any medicine.

All of our nine gynecological suppositories have obtained the registration number in 2002.

GMP Certificate.
After receiving a new medicine certificate and production permit, we will further need to submit to the China SFDA an application for a Good Manufacturing Practice, or GMP. A GMP certificate is used to approve the equipment and control of the manufacturing workshop of a particular drug. The PRC government authority issues GMP standards for pharmaceutical manufacturing enterprises in order to minimize the risks involved in any pharmaceutical production that cannot be eliminated through testing the final products. The process of GMP authorization requires about 3 months.

A GMP certificate is valid for five years, except that the certificate of a newly established enterprise is only valid for one year. We should apply for renewal of our GMP certificate no later than six months prior to the date of expiration of our GMP certificate. Newly established enterprises should apply for reassessment no later than three month prior to the expiration of their GMP

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certificates and, if eligible, will receive a five-year GMP certificate subject to reassessment by the relevant authority.

OT China's GMP certificate was obtained on February 12, 2003, which will expire on February 11, 2008.

Other Relevant Laws and Regulations

We are subject to a variety of laws and regulations administered by Chinese governmental authorities at the national and provincial levels. We believe we are currently in compliance with PRC laws and regulations; however, we may incur significant costs to comply with these laws and regulations now or in the future. We can not assure that the existing regulatory requirements under which we currently operate will not change and that such change could not have a material adverse effect on our business and anticipated operations.

LEGAL PROCEEDINGS

We have no pending legal proceedings. From time to time, we may be involved in various claims, lawsuits, disputes with third parties, and actions involving allegations of breach of contract or product liability actions incidental to the normal business operations.

CAUTIONARY STATEMENTS

You should carefully consider the following risks and the other information set forth elsewhere in this Current Report, including our financial statements and related notes.. If any of these risks occur, our business, financial condition and results of operations could be adversely affected. As a result, the future trading price of our common stock could decline, perhaps significantly.

The following risk factors are referring to the business of OT China, as it is the only operation of the Company.

RISKS RELATED TO OUR BUSINESS AND INDUSTRY

WE HAVE HISTORICALLY LOST MONEY AND LOSSES MAY CONTINUE IN THE FUTURE

OT China has incurred a continuous operating loss since inception and had accumulated deficit of $141,837 in 2004 and $213,601 in 2005. We anticipate that we will continue to incur operating losses in the foreseeable future, due to the increase of capital expenditures, development costs, and marketing costs, among other things. We may not be able to validate and market products that will generate significant revenues, unless we successfully implement our revised business plan and achieve a success by the future operating. If we failed to change our present situation of loss, our stocks would likely result in a lower stock price. In addition, any revenues that we may generate may be insufficient for us to become profitable.

WE MAY NEED TO RAISE ADDITIONAL CAPITAL WITHIN THE NEXT TWELVE MONTHS TO FUND OUR OPERATIONS AND FAILURE TO RAISE ADDITIONAL CAPITAL MAY FORCE US TO DELAY, REDUCE, OR ELIMINATE OUR PRODUCT DEVELOPMENT PROGRAMS

Due to the large funds required for research, development, manufacturing and the subsequent marketing of products, the pharmaceutical industry is extremely capital intensive. The industry is characterized by large receivable turnovers, which signifies that we will need more working capital as our revenues increase. We have traditionally been committed to developing and manufacturing chemical medicines and Chinese traditional medicine. It is likely that we will need to raise additional capital within the next twelve months. Additional capital may be needed for the development of new products or product lines, financing of general and administrative expenses, licensing or acquisition of additional technologies, and marketing of new or existing products. There are

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no assurances that we will be able to raise the appropriate amount of capital needed for our future operations. Failure to obtain funding when needed may force us to delay, reduce, or eliminate our product development programs.

WE RELY ON SUPPLIERS WHO ARE OUTSIDE OUR CONTROL AND ANY DISRUPTION WITH OUR SUPPLIERS COULD DELAY PRODUCT SHIPMENTS AND ADVERSELY AFFECT OUR BUSINESS OPERATIONS AND PROFITABILITY

We rely upon certain suppliers who are outside our control. By the end of 2005, we have developed limited relationships with 21 suppliers for raw materials and 21 suppliers for drug packaging materials. We cannot control the timing or resources that they devote to our products. Although we believe that alternative suppliers are available to supply materials, should any of these current suppliers fail to devote sufficient resources and time and to our drug manufacture or increase their prices of materials supplied, it could delay product shipments and adversely affect our business operations and profitability.

WE MAY UNDERTAKE ACQUISITIONS IN THE FUTURE, AND ANY DIFFICULTIES IN INTEGRATING THESE ACQUISITIONS MAY DAMAGE OUR PROFITABILITY

In the future, we may acquire additional businesses or products that complement our existing business and expand our business scale. The integration of new businesses and products may prove to be an expensive and time consuming procedure. We can offer no assurance that we will be able to successfully integrate the newly acquired businesses and products or operate the acquired business in a profitable manner. Failure to locate an appropriate M&A target or failure to successfully integrate and operate acquired businesses and products may adversely impact our operations and profits.

THE FAILURE TO MANAGE GROWTH EFFECTIVELY COULD HAVE AN ADVERSE EFFECT ON OUR BUSINESS, FINANCIAL CONDITION, AND RESULTS OF OUR OPERATIONS

We expect to expand our employee base for managerial, operational, financial, and other purposes. The continued future growth will impose significant added responsibilities upon the members of management to identify, recruit, maintain, integrate, and motivate new employees. Aside from increased difficulties in the management of human resources, we may also encounter working capital issues, as we need increased liquidity to finance the purchases of raw materials and supplies, research and development of new products, acquisition of new businesses and technologies, and the hiring of additional employees. For effective growth management, we will be required to continue improving our operations, management, and financial systems and control. Our failure to manage growth effectively may lead to operational and financial inefficiencies that will have a negative effect on the Company's profitability.

WE ARE DEPENDENT ON CERTAIN KEY PERSONNEL AND LOSS OF THESE KEY PERSONNEL COULD HAVE A MATERIAL ADVERSE EFFECT ON OUR BUSINESS, FINANCIAL CONDITION AND
RESULTS OF OPERATIONS

Our success is, to a certain extent, attributable to the management, sales and marketing, and pharmaceutical factory operational expertise of key personnel. In particular, Ms. Meng Yan, Mr. Changfu Gong and Ms. Jieying Lu, who jointly perform key functions in the operation of our Company. OT China has entered into employment agreements with all of these individuals. Ms. Meng Yan acts as OT China's Assistant General Manager from January 1, 2006 to December 31, 2008. Mr. Changfu Gong acts as the Assistant General Manager for a term from January 1, 2006 to December 31, 2008. Ms. Jieying Lu acts as the chief engineer from January 1, 2006 to December 31, 2008. There can be no assurance that we will be able to retain these officers after the term of their employment contracts expire. The loss of any one of these officers could have a material adverse effect upon our business, financial condition, and results of operations. We must attract, recruit and


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retain a sizeable workforce of technically competent employees. Our ability to effectively implement our business strategy will depend upon, among other factors, the successful recruitment and retention of additional highly skilled and experienced management and other key personnel. We cannot assure that we will be able to hire or retain such employees.

IF WE FAIL TO DEVELOP NEW PRODUCTS WITH HIGH NET PROFITS AND OUR HIGH PROFIT MARGIN PRODUCTS ARE SUBSTITUTED BY COMPETITOR'S PRODUCTS, OUR GROSS AND NET PROFIT WILL BE ADVERSELY AFFECTED

  We have incurred losses since inception and had an accumulated deficit of $141,837 in 2004 and $213,601 in 2005. There is no assurance that we will be able to change our situation of continuous loss in the future. The pharmaceutical industry is very competitive, and there may be pressure to reduce sale prices of products without a corresponding decrease in the price of raw materials. To the extent that we fail to develop new products with high profit margins and our high profit margin products are substituted by competitors' products, our net profits will decrease continuously.

WE FACE COMPETITION IN THE PHARMACEUTICAL INDUSTRY AND SUCH COMPETITION COULD CAUSE OUR SALES REVENUE AND PROFITS TO DECLINE

According to the State Food and Drug Administration of China , or the SFDA, there were approximately 5,071 pharmaceutical manufacturing companies in the PRC as of the end of June 2004, of which approximately 3,237 manufacturers obtained the GMP , or the Good Manufacturing Practice certificate. After GMP certification became a mandatory requirement on July 1, 2004, approximately 1,834 pharmaceutical manufacturers were forced to cease production (Source: http://www.jlda.gov.cn/hyzx/showhyzx.x?id=789). Only 3,237 pharmaceutical manufacturers with GMP certificate may continue their manufacturing operations. The certificates, permits, and licenses required for pharmaceutical operation in the PRC create a potential barrier for new competitors seeking entrance into the market. Despite these obstacles, we face competitors that will attempt to create or are marketing products in the PRC that are similar to ours. There can be no assurance that our products will be either more effective in their therapeutic abilities and/or be able to compete in price with that of our competitors. Failure to do either of these may result in decreased profits for our Company.

OUR DEVELOPMENT OF BUSINESS IS HIGHLY DEPENDENT ON CONTINUALLY DEVELOPING NEW AND ADVANCED PRODUCTS, TECHNOLOGIES, AND PROCESSES AND FAILURE TO DO SO MAY CAUSE US TO LOSE OUR COMPETITIVENESS IN THE PHARMACEUTICAL INDUSTRY AND MAY CAUSE OUR PROFITS TO DECLINE

To remain competitive in the pharmaceutical industry, it is important to continually develop new and advanced products, technologies, and processes. There is no assurance that the competitors' new products, technologies, and processes will not render our Company's existing products obsolete or non-competitive. Our Company's competitiveness in the pharmaceutical market therefore relies upon our ability to enhance our current products, introduce new products, and develop and implement new technologies and processes. Our Company's failure to technologically evolve and/or develop new or enhanced products may cause us to lose our competitiveness in the pharmaceutical industry and may cause our profits to decline.

THE SALE OF OUR PRODUCTS DEPENDS UPON THE DEGREE OF MARKET ACCEPTANCE AMONG THE MEDICAL COMMUNITY AND FAILURE TO ATTAIN MARKET ACCPETANCE AMONG THE MEDICAL
MAY HAVE AN ADVERSE IMPACT ON OUR OPERATIONS

The sale of our products depends upon the degree of market acceptance among the medical community. Even if our products are approved by the SFDA, there is no assurance that physicians will recommend our products to patients, or patients will accept and use them. Furthermore, a product's prevalence and use at hospitals may be contingent upon our relationship with the medical community. The acceptance of our products among the medical community may depend upon several factors, including but not limited to, the product's acceptance by physicians and patients as a safe and effective treatment, cost effectiveness, potential advantages over alternative treatments, and the prevalence and severity of side effects. Failure to attain market acceptance among the medical community may have an adverse impact on our operations.

The Company's current revenues are primarily derived from the sales of feminine suppository to Red Cross Society in China, which helps treating women who have different types of gynecological infections. However, we can not assure this sales relationship would be maintained in the future. The Company also plans to expand its operations to different provinces in PRC, however, such expansion has not been commenced and there are no assurances that the Company will be able to achieve such an expansion successfully.

WE ENJOY CERTAIN PREFERENTIAL TAX CONCESSIONS AND LOSS OF THESE PREFERENTIAL TAX CONCESSIONS WILL CAUSE OUR TAX LIABILITIES TO INCREASE AND OUR PROFITABILITY TO DECLINE

OT China enjoys preferential tax concessions as a high-tech enterprise in China. Pursuant to the "Circular of the State Administration of Taxation of the People's Republic of China, on Issues Concerning Some Preferential Policies for Enterprise Income Tax", and "Procedures on Encourage the Development of Enterprises in Harbin Economic, Technology, High and New Technology Industrial Development Zone" released by the Management Committee of Harbin Economic Development Zone, Heilongjiang Provincial State Tax Bureau recognized and approved OT China's status as a high and new technology enterprise and thus from the year 2001 to 2008, OT China is entitled to enjoy a cash refund equals to the building tax and land use tax it has paid.

All the above-mentioned preferential tax treatments will be expired in 2008 and there is no assurance that the similar preferential tax treatment will be applicable .OT China's tax liabilities will increase and its profits may accordingly decline if the preferential tax treatments are no longer applicable or available after 2008.

WE MAY BE SUBJECT TO THE PRC'S PRICE CONTROL OF DRUGS WHICH MAY LIMIT OUR PROFITABILITY AND EVEN CAUSE US TO STOP MANUFACTURING CERTAIN PRODUCTS

The State Development and Reform Commission ("SDRC") of the PRC and the price administration bureaus of the relevant provinces of the PRC in which the pharmaceutical products are manufactured are responsible for the retail price control over our pharmaceutical products. The SDRC sets the price ceilings for certain pharmaceutical products in the PRC. Four of our products, Econazole Nitrate Suppositories (1*3*0.15g), Econazole Nitrate Suppositories (1*6*0.15g), Clotrimazole Suppositories (1*3*0.15g) and Clotrimazole Suppositories (1*6*0.15g) are subject to such price control as of the date of this Prospectus. Although our other products have not been subject to such price control as of the date of this Prospectus, there is no assurance that these other products will remain unaffected by it. Where these other products are subject to a price ceiling, we will need to adjust the product price to meet the requirement and to accommodate for the pricing of competitors in the competition for market shares. The price ceilings set by the SDRC may limit our profitability, and in some instances, such as where the price ceiling is below production costs, may cause us to stop manufacturing certain products.

OUR CERTIFICATES, PERMITS, AND LICENSES ARE SUBJECT TO GOVERNMENTAL CONTROL AND RENEWAL AND FAILURE TO OBTAIN RENEWAL WILL CAUSE ALL OR PART OF OUR OPERATIONS TO BE TERMINATED

Our Company is subject to various PRC laws and regulations pertaining to the pharmaceutical industry. Our Company has attained certificates, permits, and licenses required for the operation of a pharmaceutical enterprise and the manufacturing of pharmaceutical products in the PRC. We originally obtained the Medicine Production Permit in January 2001, which was valid untill December 31, 2005. On January 1, 2006, we extended this permit for 5 years through December 31, 2010. When the permit expires, our Company will not be able to operate medicine production which will cause our operations to be terminated. We have obtained a GMP certificate which is effective through February 13, 2008. The pharmaceutical production permit and GMP certificate are valid for a term of five years and must be renewed before their expiration. During the renewal
process, we will be re-evaluated by the appropriate   governmental authorities
and must comply with the then prevailing standards and regulations which may change from time to time. In the event that we are not able to renew the certificates, permits and licenses, all or part of our operations may be terminated. Furthermore, if escalating compliance costs associated with governmental standards and regulations restrict or prohibit any part of our operations, it may adversely affect our operation and profitability.

IF OUR PRODUCTS FAIL TO RECEIVE REGULATORY APPROVAL OR ARE SEVERELY LIMITED IN THE PRODUCTS SCOPE OF USE, WE MAY BE UNABLE TO RECOUP CONSIDERABLE RESEARCH AND DEVELOPMENT EXPENDITURES

We have obtained the SFDA approvals for 9 kinds of our total medicine products. Our other six product candidates are under the stage of research and development. In China, pharmaceutical products are subject to the regulatory approval of the SFDA. The regulatory approval procedure for pharmaceuticals can be quite lengthy, costly, and uncertain. Depending upon the discretion of the SFDA, the approval process may be significantly delayed by additional clinical testing and requires the expenditure of resources not currently available; in such an event, it may be necessary for us to abandon our application. Even where approval of the product is granted, it may contain significant limitations in the form of narrow indications, warnings, precautions, or contra-indications with respect to conditions of use. If approval of our product is denied, abandoned, or severely limited in terms of the scope of product use, it may result in the inability to recoup considerable research and development expenditures.

OUR RESEARCH AND DEVELOPMENT MAY BE COSTLY AND/OR UNTIMELY AND THERE ARE NO ASSURANCES THAT OUR RESEARCH AND DEVELOPMENT WILL EITHER BE SUCCESSFUL OR COMPLETED WITHIN THE ANTICIPATED TIMEFRAME, IF EVER

The research and development of our new and existing products and their subsequent commercialization plays an important role in our success. There are six medicines that are currently under research and development, including Azithromycin Suppositories, Ciprofloxacin Lactate Suppositories, Shehuang Lotion, OT mate Lotion, Shen Qi Lotion and New Cell Growth Factors. The research and development of new products is costly and time consuming, and there are no assurances that our research and development of new products will either be successful or completed within the anticipated timeframe, if ever. There are also no assurances that if the product is developed, it will lead to successful commercialization.

WE CANNOT GAURANTEE THE PROTECTION OF OUR INTELLECTUAL PROPERTY RIGHTS AND IF INFRINGEMENT OR COUNTERFEITING OF OUR INTELLECTUAL PROPERTY RIGHTS OCCURS, OUR REPUTATION AND BUSINESS MAY BE ADVERSELY AFFECTED

To protect the reputation of our products, we have registered and applied for registration of 21 trademarks or logos in the PRC where we have a major business presence.

All of our products are sold under these trademarks. As of the date of this Prospectus, we have not experienced any infringements of such trademarks for sales of pharmaceutical products and as of the date of this Prospectus, the directors were not aware of any infringement of our intellectual property rights. However, there is no assurance that there will not be any infringement of our brand name or other registered trademarks or counterfeiting of our products in the future. Should any such infringement or counterfeiting occur, our reputation and business may be adversely affected. We may also incur significant expenses and substantial amounts of time and effort to enforce our intellectual property rights in the future. Such diversion of our resources may adversely affect our existing business and future expansion plans.

WE MAY SUFFER AS A RESULT OF PRODUCT LIABILITY OR DEFECTIVE PRODUCTS

We may produce medicines which inadvertently have an adverse pharmaceutical effect on the health of individuals despite proper testing. Existing PRC laws and regulations do not require us to maintain third party liability insurance to cover product liability claims. However, if a product liability claim is brought against us, it may, regardless of merit or eventual outcome, result in damage to our reputation, breach of contract with our customers, decreased demand for our products, costly litigation, product recalls, loss of revenue, and the inability to commercialize some products. We currently are not aware of any existing or anticipated product liability claims with respect to our products.

RISKS RELATED TO DOING BUSINESS IN CHINA

OT China operates from facilities located in China. Accordingly, its operations must conform to governmental regulations and rules of China.

THE PRC LEGAL SYSTEM HAS INHERENT UNCERTAINTIES THAT COULD LIMIT THE LEGAL PROTECTIONS AVAILABLE TO US

The Chinese legal system is a civil law system based on written statutes. Unlike common law systems, it is a system in which decided legal cases have little precedent value. In the late 1970s, the Chinese government began to promulgate a comprehensive system of laws and regulations governing commercial matters. The overall effect of legislation enacted over the past 20 years has significantly enhanced the protections afforded to foreign-invested enterprises in China. However, these laws, regulations, and legal requirements are relatively recent and are evolving rapidly, and their interpretation and enforcement involve uncertainties. These uncertainties could limit the legal protections available to foreign investors.

The practical effect of the PRC's legal system on our business operations in China can be viewed from two separate but intertwined considerations:

First, as a matter of the substantive law, the PRC laws regarding the Sino-foreign Equity Joint Ventures provide significant protection from government interference. In addition, these laws guarantee the full benefit of corporate articles and contracts to Sino-foreign Equity Joint Venture participants. These laws, however, do impose standards concerning corporate formation and governance, which are not qualitatively different from the corporation laws found in the United States. Similarly, PRC accounting laws mandate accounting practices which may not be consistent with the US Generally Accepted Accounting Principles. China accounting laws require that an annual "statutory audit" be performed in accordance with PRC accounting standards and that the books of account of Sino-foreign Equity Joint Venture be maintained in accordance with Chinese accounting laws. Article 78 of the Regulations for the Implementation of the Law of the People's Republic of China on Chinese-foreign Equity Joint Ventures requires a Sino-foreign Equity Joint Venture to submit certain periodic fiscal reports and statements to designated financial and tax authorities.

Second, while the enforcement of substantive rights may appear less clear than United States procedures, Sino-foreign Equity Joint Ventures are Chinese registered companies that enjoy the same status as other Chinese registered companies in business-to-business dispute resolutions. The Chinese legal infrastructure is significantly different in operation from its United States counterpart, and may present a significant impediment to the operation of Sino-foreign Equity Joint Ventures.

PRC ECONOMIC REFORM POLICIES OR NATIONALIZATION COULD RESULT IN A TOTAL INVESTMENT LOSS IN OUR COMMON STOCK

Since 1979, the Chinese government has reformed its economic policies. Because many reforms are unprecedented or experimental, they are expected to be refined and improved.

Other political, economic and social factors, such as political changes, changes in the rates of economic growth, unemployment or inflation, or in the disparities in per capita wealth between regions within China, could lead to further readjustment of the reform measures. This refining and readjustment process may negatively affect our operations.

Although the Chinese government owns the majority of productive assets in China, in the past several years the government has implemented economic reform measures that emphasize decentralization and encourage private economic activity. Because these economic reform measures may be inconsistent or ineffectual, there are no assurances that:

      -     We will be able to capitalize on economic reforms;
      - The Chinese government will continue its pursuit of economic reform policies;
      -     The economic policies, even if pursued, will be successful;
       - Economic policies will not be significantly altered from time to time; and
      - Business operations in China will not become subject to the risk of nationalization.

Over the last few years, China's economy has registered high growth rates. Recently, there have been indications that rates of inflation have increased. In response, the Chinese government recently has taken measures to curb this excessively expansive economy. These measures have included restrictions on the availability of domestic credit, reducing the purchasing capability of some of its customers, and limited recentralization of the approval process for purchases of certain foreign products. These austere measures alone may not succeed in slowing down the economy's excessive expansion or control inflation, and may result in severe dislocations in the Chinese economy. The Chinese government may adopt additional measures to further combat inflation, including the establishment of freezes or restraints on certain projects or markets. These measures may adversely affect our operations.

There can be no assurance that the reforms to China's economic system will continue or that we will not be adversely affected by changes in China's political, economic, and social conditions and by changes in policies of the Chinese government, such as changes in laws and regulations, measures which may be introduced to control inflation, changes in the rate or method of taxation, imposition of additional restrictions on currency conversion and remittance abroad, and reduction in tariff protection and other import restrictions.

YOU MAY EXPERIENCE DIFFICULTIES IN EFFECTING SERVICE OF LEGAL PROCESS, ENFORCING FOREIGN JUDGMENTS OR BRINGING ORIGINAL ACTIONS IN THE PRC BASED ON U.S. OR OTHER FOREIGN LAWS AGAINST OUR MANAGEMENT AND US

OT China, our operating company, is incorporated under the laws of the PRC, and substantially all of our assets are located in the PRC. In addition, many of our directors, managers, and executive officers reside within the PRC, and substantially all of the assets of these persons are located within the PRC. As a result, it may not be possible to effect service of process within the United States or elsewhere outside the PRC upon certain directors, supervisors or executive officers, including with respect to matters arising under U.S.

federal securities laws or applicable state securities laws. Moreover, the PRC does not have treaties providing for the reciprocal recognition and enforcement of judgments of courts with the United States, the United Kingdom, Japan or many other countries. As a result, recognition and enforcement in the PRC of judgments of a court in the United States and any of the other jurisdictions mentioned above in relation to any matter may be difficult or impossible. Furthermore, an original action may be brought in the PRC against us, our directors, managers, or executive officers only if the actions are not required to be arbitrated by PRC law and OT China's articles of association, and only if the facts alleged in the complaint give rise to a cause of action under PRC law. In connection with any such original action, a PRC court may award civil liability, including monetary damages.

BECAUSE WE RECEIVE SUBSTANTIALLY ALL OF OUR REVENUE IN RENMINBI, WHICH CURRENTLY IS NOT A FREELY CONVERTIBLE CURRENCY, AND THE GOVERNMENT CONTROLS THE CURRENCY CONVERSION AND THE FLUCTUATION OF THE RENMINBI, WE ARE SUBJECT TO CHANGES IN THE PRCS' POLITICAL AND ECNOMONIC DECISIONS

We receive substantially all of our revenues in Renminbi, which currently is not a freely convertible currency. The Chinese government may, at its discretion, restrict access in the future to foreign currencies for current account transactions.

The value of the Renminbi against the U.S. dollar and other currencies fluctuates and is affected by, among other things, changes in the PRC's political and economic conditions. Since 1994, the conversion of Renminbi into foreign currencies, including Hong Kong and U.S. dollars, has been based on rates set by the People's Bank of China, which are set daily based on the previous day's inter-bank foreign exchange market rates and current exchange rates on the world financial markets. Since 1994, the official exchange rate for the conversion of Renminbi to U.S. Dollars generally has been stable. Any devaluation of the Renminbi, however, may materially and adversely affect the value of, and any dividends payable on, our shares in foreign currency terms, since we will receive substantially all of our revenues, and express our profits, in Renminbi. Our financial condition and results of operations also may be affected by changes in the value of certain currencies other than the Renminbi. Our results of operation may be adversely affected by changes in the political and social conditions in the PRC, and changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion and remittance abroad, and rates and methods of taxation, among other things.

THE GROWTH OF THE CHINESE ECONOMY HAS BEEN UNEVEN ACROSS GEOGRAPHIC REGIONS AND ECONOMIC SECTORS, AND A DOWNTURN IN CERTAIN REGIONS IN WHICH WE DO BUSINESS OR IN OUR ECONOMIC SECTOR WOULD SLOW DOWN OUR GROWTH AND PROFITABILITY

The growth of the Chinese economy has been uneven across geographic regions and economic sectors. For example, during the years between 1978 and 2000, the per capital GDP growth rate of Fujian Province in Southeastern China was 12% while that of Gansu Province in Northwestern China was 5.3% (Source: New China Statistical Materials Compilation for 50 Years and 2001 China Annual Statistics). There can be no assurance that growth of the Chinese economy will be steady or that any downturn will not have a negative effect on our business. Our profitability may decrease due to a downturn in the Chinese economy. More specifically, the expansion of our sales area in the less economically developed central and western provinces of China will depend on those provinces achieving certain income levels.

ANY OCCURRENCE OF SERIOUS INFECTIOUS DISEASES, SUCH AS RECURRENCE OF SEVERE ACUTE RESPIRATORY SYNDROME (SARS) CAUSING WIDESPREAD PUBLIC HEALTH PROBLEMS, COULD ADVERSELY AFFECT OUR BUSINESS AND RESULTS OF OPERATIONS

A renewed outbreak of SARS or other widespread public health problems in China, where all of our revenue is derived, and in Heilongjiang, where our operations are headquartered, could have a negative effect on our operations. Our operations may be impacted by a number of public health-related factors, including the following:

       o quarantines or closures of our factories or subsidiaries which would severely disrupt its operations;

      o     the sickness or death of the key officers and employees; and

      o     general slowdown in the Chinese economy.

Any of the foregoing events or other unforeseen consequences of public health problems could adversely affect our business and results of operations.

WE ARE SUBJECT TO THE ENVIRONMENTAL PROTECTION LAWS OF THE PRC

Our manufacturing process may produce by-products such as effluent and noise, which are harmful to the environment. We are subject to multiple laws governing environmental protection, such as "The Law on Environmental Protection in the PRC" and "The Law on Prevention of Effluent Pollution in the PRC", as well as standards set by the relevant governmental bodies determining the classification of different wastes and proper disposal. We have properly passed the environmental examination on January 10, 2006. There is no assurance that we will pass the environmental examinations in future.

China is experiencing substantial problems with environmental pollution. Accordingly, it is likely that the national, provincial and local governmental agencies will adopt stricter pollution controls. There can be no assurance that future changes in environmental laws and regulations will not impose costly compliance requirements on us or otherwise subject us to future liabilities. Our business's profitability may be adversely affected if additional or modified environmental control regulations are imposed upon us.

RECENT PRC REGULATIONS RELATING TO ACQUISITIONS OF PRC COMPANIES BY FOREIGN ENTITIES MAY LIMIT OUR ABILITY TO ACQUIRE PRC COMPANIES AND ADVERSELY AFFECT THE IMPLEMENTATION OF OUR STRATEGY AS WELL AS OUR BUSINESS AND PROSPECTS

In November, 2005, the PRC State Administration of Foreign Exchange (the "SAFE") issued the Circular on Issues Related to the Administration of Foreign Exchange for Corporate Financing through Offshore Special Purpose Vehicles and Round-trip Investment by Domestic Residents, which has set forth explicit regulations concerning the formalities related to establishing offshore special purpose vehicle (the "SPV") and round-trip investment by Chinese residents. Pursuant to this circular, a PRC resident must submit a registration form to the local SAFE branch with respect to his or her ownership interests in the offshore company, and must also file an amendment to such registration if the offshore company experiences material events, such as changes in the share capital, share transfer, mergers and acquisitions, spin-off transactions or use of assets in China to guarantee offshore obligations. The circular also provides that failure to comply with the registration procedures set forth therein may result in a restriction on the PRC companies' ability to distribute profits to its offshore parent company.

To date, it is still uncertain how this circular will be interpreted or implemented, we cannot predict how they will affect our business operations or future strategy. For example, we may be subject to more stringent review and approval process with respect to our foreign exchange activities, such as remittance of dividends and foreign-currency-denominated borrowings, which may adversely affect our results of operation and financial condition. In addition, if we decide to acquire a PRC company by stocks, we cannot assure that the owners of such company, as the case may be, will be able to complete the necessary approval, filings and registrations for the acquisition. This may restrict our ability to implement our acquisition strategy and adversely affect our business and prospects.

OUR BUSINESS MAY BE ADVERSELY AFFECTED AS A RESULT OF CHINA'S ENTRY INTO THE WORLD TRADE ORGANIZATION ("WTO") BECAUSE THE PREFERENTIAL TAX TREATMENTS AVAILABLE TO US MAY BE DISCONTINUED AND FOREIGN PHARMACEUTICAL MANUFACTURERS MAY COMPETE WITH US IN THE PRC PHARMACEUTIAL INDUSTRY

The PRC became a member of the WTO on December 11th, 2001. The current tax benefits enjoyed by our Company may be regarded as unfair treatment by other members of the WTO. Accordingly, the preferential tax treatments available to us may be discontinued. In such circumstances, our profitability may be adversely affected. In addition, we may face additional competition from foreign pharmaceutical manufacturers if they set up their production facilities in the PRC or form Sino-foreign joint ventures with our competitors in the PRC. In the event that we fail to maintain our competitiveness against these competitors, our profitability may be adversely affected.

RISKS RELATED TO OUR COMMON STOCK

THE MARKET PRICE FOR OUR COMMON STOCK MAY BE VOLATILE WHICH COULD RESULT IN A COMPLETE LOSS OF YOUR INVESTMENT

The market price for our common stock is likely to be highly volatile and subject to wide fluctuations in response to factors including the following:

      o actual or anticipated fluctuations in our quarterly operating results,

      o     announcements of new products by us or our competitors,

      o     changes in financial estimates by securities analysts,

      o     conditions in the pharmaceutical market,

      o changes in the economic performance or market valuations of other companies involved in pharmaceutical production,

      o announcements by our competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments,

      o     additions or departures of key personnel, or

      o     potential litigation,

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are not related to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

WE MAY ISSUE ADDITIONAL SHARES OF OUR CAPITAL STOCK TO RAISE ADDITIONAL CASH FOR WORKING CAPITAL. IF WE ISSUE ADDITIONAL SHARES OF OUR CAPITAL STOCK, OUR SHAREHOLDERS WILL EXPERIENCE DILUTION IN THEIR RESPECTIVE PERCENTAGE OWNERSHIP IN US

We may issue additional shares of our capital stock to raise additional cash for working capital. If we issue additional shares of our capital stock, our shareholders will experience dilution in their respective percentage ownership in us.

A LARGE PORTION OF OUR COMMON STOCK IS CONTROLLED BY A SMALL NUMBER OF SHAREHOLDERS AND AS A RESULT, THESE SHAREHOLDERS ARE ABLE TO INFLUENCE THE OUTCOME OF SHAREHOLDER VOTES ON VARIOUS MATTERS

Two shareholders, Far Grand owns 40% of EAC Shares and Ms. Hui Wang, owns 19% of EAC Shares. As a result, these shareholders are able to influence the outcome of shareholder votes on various matters, including the election of directors and other corporate transactions including business combinations. In addition, the occurrence of sales of a large number of shares of our common stock, or the perception that these sales could occur, may affect our stock price and could impair our ability to obtain capital through an offering of equity securities. Furthermore, the current ratios of ownership of our common stock reduce the public float and liquidity of our common stock which can in turn affect the market price of our common stock.

THERE IS NO MARKET FOR OUR COMMON STOCK

We intend to apply for a listing of our common stock on the Over-the-Counter Bulletin Board, but have not yet done so. To be listed on the OTCBB, we will have to comply with the requirement of material information regarding the issuer's finances, business and other information. There can be no assurance that the application for our common stock will be approved, or that if it is approved and listed, there can be no assurance that an active trading market will be maintained. We cannot assure you that our common stock will ever be included for trading on any stock exchange or through any other quotation system (including, without limitation, the NASDAQ Stock Market).

WE ARE LIKELY TO REMAIN SUBJECT TO "PENNY STOCK" REGULATIONS AND AS A CONSEQUENCE THERE ARE ADITIONAL SALES PRACTICE REQUIREMENTS AND ADDITIONAL WARNINGS ISSUED BY THE SEC

As long as the trading price of our common stock is below $5.00 per share, the open-market trading of our common stock will be subject to the "penny stock" rules. The "penny stock" rules impose additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors (generally those with assets in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 together with their spouse). For transactions covered by these rules, the broker-dealer must make a special suitability determination for the purchase of securities and have received the
purchaser's   written consent to the transaction before the purchase.

Additionally, for any transaction involving a penny stock, unless exempt, the broker-dealer must deliver, before the transaction, a disclosure schedule prescribed by the Securities and Exchange Commission relating to the penny stock market. The broker-dealer also must disclose the commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements must be sent disclosing recent price information on the limited market in penny stocks. These additional burdens imposed on broker-dealers may restrict the ability of broker-dealers to sell the common stock and may affect a shareholder's ability to resell the common stock.

Shareholders should be aware that, according to Securities and Exchange Commission Release No. 34-29093, the market for penny stocks has suffered in recent years from patterns of fraud and abuse. Such patterns include (i) control of the market for the security by one or a few broker-dealers that are often related to the promoter or issuer; (ii) manipulation of prices through prearranged matching of purchases and sales and false and misleading press releases; (iii) boiler room practices involving high-pressure sales tactics and unrealistic price projections by inexperienced sales persons; (iv) excessive and undisclosed bid-ask differential and markups by selling broker-dealers; and
(v) the wholesale dumping of the same securities by promoters and broker-dealers after prices have been manipulated to a desired level, along with the resulting inevitable collapse of those prices and with consequent investor losses. Our management is aware of the abuses that have occurred historically in the penny stock market.

COMPLIANCE WITH THE SARBANES-OXLEY ACT COULD COST HUNDREDS OF THOUSANDS OF DOLLARS, REQUIRE ADDITIONAL PERSONNEL AND REQUIRE HUNDREDS OF MAN HOURS OF EFFORT, AND THERE CAN BE NO ASSURANCE THAT WE WILL HAVE THE PERSONNEL,

FINANCIAL RESOURCES OR EXPERTISE TO COMPLY WITH THESE REGULATIONS

The US Public Company Accounting Reform and Investor Protection Act of 2002, better known as Sarbanes-Oxley Act, is the most sweeping legislation to affect publicly traded companies in 70 years. Sarbanes-Oxley Act created a set of complex and burdensome regulations. Compliance with such regulations requires hundreds of thousands of dollars, additional personnel and hundreds of man hours of effort. There can be no assurance that we will have the personnel, financial resources or expertise to comply with these regulations.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report contains forward-looking statements that involve risks and uncertainties. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "could," "expect," "plan," "intend," "anticipate," "believe," "estimate," "predict," "potential," or "continue," or the negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. In evaluating these statements, you should specifically consider various factors, including the risks outlined in this Current Report. These factors may cause our actual results to differ materially from any forward-looking statement.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. We are under no duty to update any of the forward-looking statements after the date of this Current Report to conform such statements to actual results or to changes in our expectations.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding our directors and executive officers as of May 12, 2006. The directors will serve until the next annual meeting of the stockholders or until their successors are elected or appointed and qualified. Executive officers will serve at the board's discretion.

--------------------- -------------- ------------------------------------------
Name and Address      Age            Position
--------------------- -------------- ------------------------------------------
Xueliang Qiu          51             Director, Chairman of the Board,
                                     President and Chief Executive Officer
--------------------- -------------- ------------------------------------------
Lei Zhu               48             Director, Chief Operation Officer
--------------------- -------------- ------------------------------------------
Feng Yang             45             Director, Chief Financial Officer
--------------------- -------------- ------------------------------------------

XUELIANG QIU
Director, Chairman of the Board, President and Chief Executive Officer

Mr. Qiu has been served as the Chairman of the Board of OT China since 2001. Prior to joining OT China, from 1996 to 2001, Mr. Qiu was the Chief Executive Officer and the Chairman of the Board of Harbin Tiangong Enterprise Group Limited, a PRC Company. From 1985 to 1996, Mr. Qiu was an officer in charge of medicines approval and management in Health Department, Heilongjiang Province, From 1983 to 1985, Mr. Qiu was a doctor in People Hospital, Guiling County, Heilongjiang province; Mr. Qiu has almost 20 years' experience in the pharmaceutical industry. Mr. Xueling Qiu is a graduate of Heilongjiang University of Chinese Medicine and he also has been studied in West China Center of Medical Sciences, Shanghai No.2 Medicine School, Harbin Medicine University.

LEI ZHU
Director, Chief Operation Officer

Lei Zhu jointed ABG in 2005 as Vice president. He also served as President of OT China from 2001 to 2005. From 1983 to 2001, he worked in Harbin Taxation Department as the inspector and Section Chief. Mr. Zhu graduated from Heilongjiang TV University.

FENG YANG
Director, Chief Financial Officer

From 2005, Mr. Yang has served as Chief Financial Officer of ABG. From 1986 to 2003, he has served in various management positions including Chief Financial Officer, Director, and Vice President for six different companies. Mr. Yang currently is the director of China Association of Chief Financial Officers, Beijing District. He has almost 20 years of financial management experience.

There are no family relationships among our directors or officers.

BOARD COMPOSITION AND COMMITTEES

The board of directors is currently composed of three members. All board actions required the approval of a majority of the directors in attendance at a meeting at which a quorum is present.

We currently have no committees of Audit, Compensation, or any other committees; therefore, the board will act in the capacity of the absent committees.

There are presently no material pending legal proceeding to which a director, officer, or employee of ours is a party. There is no pending litigation or legal proceeding involving one of our directors, officers, employees or other agents as to which indemnification is being sought, and we are not aware of any pending or threatened litigation that may result in claims for indemnification by any director, officer, employee or other agent.

There are no family relationships among our directors

DIRECTOR AND EXECUTIVE COMPENSATION

No cash compensation was paid to our director for services as a director since our Company was incorporated in 2004. We have no standard arrangement pursuant to which our board of directors is compensated for their services in their capacity as directors. The board of directors may award special remuneration to any director undertaking any special services on behalf of our Company other than those services ordinarily required of a director. All authorized out-of-pocket expenses incurred by a director on our behalf will be subject to reimbursement upon our receipt of required supporting document of such expenses. No director received and/or accrued any compensation for his services as a director, including committee participation and/or special assignments.

The following table provides compensation information for the period indicated with respect to the person who served as our President for the years ended December 31, 2005 and 2004, and as of May 12, 2006.

                          SUMMARY COMPENSATION TABLE

                                                                                  Long Term Compensation


                                                                                                                        (i)



                                                                                                                     All Other
                                                                                                                      Compen-
                                                                                                                     sation ($)
                                                Annual Compensation                   Awards                Payouts
                  (a)                    (b)   (c)    (d)      (e)     (f)                   (g)              (h)


                                                              Other                 Securities Under-lying
                                                             Annual    Restricted     Options/ SARs (#)      LTIP
      Name and Principal Position                    Bonus  Compensa-     Stock                             Payouts
                                         Year Salary  ($)     tion     Awards ($)                             ($)
                                               ($)

Soloman Lam President, Secretary,        2004      0     0           0           0                        0       0            0
Treasurer and Director

William Tay                              2005      0     0           0           0                        0       0            0
President, Secretary, Treasurer, and
Director

Hui Wang                                 2006      0     0           0           0                        0       0            0
President, Secretary, Treasurer,
Director and
Chief Accounting Officer


Our management did not spend any material time working since we had no material business. Accordingly, we did not compensate any officer of director during that time period.

STOCK OPTION GRANTS AND EXERCISES

We currently have no option, retirement, pension, or profit sharing programs for the benefit of the directors, officers or other employees, but the board of directors may recommend adoption of one or more such programs in the future.

DIVIDEND POLICY

Since inception, we have not paid, nor declared, any dividends and we do not intend to declare any such dividends in the foreseeable future. Our ability to pay dividends is subject to limitations imposed by Delaware law and the laws of the PRC.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of May 12, 2006 and (1) all persons who are known to us to be beneficial owners of five percent of more of the common stock, (2) each of our directors, and (3) all current directors and executive officers as a group.

NAME AND ADDRESS                     SHARES BENEFICIALLY PERCENTAGE OF CLASS
OF BENEFICIAL OWNER                  OWNED               OWNED

Ming Qiu (1)                         23,296,000               40
Room 3, Floor 2, Building 2,
No. 1 Zhenxing Street,
Nangang District, Harbin, China

Far Grand, George Town, Grand
Cayman, Cayman Islands               23,296,000               40

Hui Wang                             11,065,600               19
2-103/105 World Trade Misssion,
No. 16B Dongsanhuanzhong Road,
Chaoyang District, Beijing, China

Jiaxin Yang
138-3 Fanrong Street
Nangang District, Harbin, China       5,678,400              9.75

Xueliang Qiu (3)                              0                 0

Lei Zhu                                       0                 0

Feng Yang                                     0                 0

Current directors and executive
officers as a group                           0                 0


(1)Ming Qiu is the beneficiary of a trust, of which Far Grand, as the trustee of such trust, holds 40% shares of the common stock of the Company.
(2)Jiaxin Yang is one of the former OT Samoa Shareholders.
(3)Address of all directors and executive officers is D Area, F 22, Block A, No. 21, Shunyi Street, Nangang District, Harbin, Heilongjiang Province, China

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of May 12, 2006 are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, the persons named in the table have sole voting and sole investment power with respect to all shares of common stock shown as beneficially owned by them, subject to applicable community property laws. Percentage of beneficial ownership is based on 58,240,000 shares of our common stock outstanding as of May 12, 2006.

SECTION 3--SECURITIES AND TRADING MARKETS

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth above in "Item 1.01- Entry into Material Definitive Agreement" is incorporated herein by this reference.

Effective as of May 8, 2006, The Company acquired one ABG Share from the Far Grand in exchange for 23,296,000 shares of the Company's common stock; and 20,000,000 OT Samoa Shares from OT Samoa Shareholders in exchange for a total of 23,296,000 shares of the Company's common stock. No underwriter participated in this transaction. The transaction was exempt from registration under the Securities Act of 1933, as amended, based upon the provisions of Regulation S and Section 4(2) promulgated thereunder. The issuance was made in an "offshore transaction" as defined in Regulation S, to a person other than a "U.S. Person."

SECTION 5--CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

     The  information  set  forth  above   under   "Item  2.01  -Completion  of
Acquisition or Disposition of Assets" is incorporated herein by this reference.

     Identity of Persons Acquiring Control of the Registrant

     Pursuant to the Agreement and on the Effective Date as defined in the Agreement, as consideration for the exchange of the ABG Share and OT Samoa Shares, EAC totally issued 46,592,000 restricted shares of its common stock to

Far Grand and OT Samoa Shareholders, representing 80% of all the issued and outstanding common stock of EAC following the time of the issuance. There are currently 58,240,000 issued and outstanding shares of common stock of the reorganized EAC. Three shareholders now have majority control of EAC, namely Far Grand, Hui Wang and Jiaxin Yang. The new members of the board of directors of the reorganized EAC are Xueliang Qiu, Lei Zhu and Feng Yang.

In accordance with the Agreement, on the Effective Date as defined in the Agreement, the current director and chief accounting officer, Hui Wang, designated the following directors and officers nominated by ABG: Xueliang Qiu, Director, President and Chief Executive Officer; Lei Zhu, Director and Chief Operation Officer; Feng Yang, Director and Chief Financial Officer. Hui Wang resigned from all positions with the Company on the Closing Date.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

     The Company was a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended) immediately before the Reorganization. As a result of the Reorganization, the Company has acquired subsidiaries that possess operating businesses. Consequently, the Company believes that the Reorganization has caused it to cease to be a shell company. For information about the Reorganization, please see the information set forth above under Item 1.01 and Item 2.01 of this Current Report, which information is incorporated hereunder by this reference.

SECTION 9- FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

a) Audited Financial Statements of Businesses Acquired.

      The audited combined Financial Statements of ABG and the Financial Statements of EAC as of December 31, 2005 are attached hereto as Exhibit 99.1 and incorporated herein by this reference.

b) Pro Forma Financials

      The unaudited proforma Consolidated Balance Sheet as of December 31, 2005 and the unaudited proforma Consolidated Statement of Operations as of December 31, 2005 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

c) Exhibits:

   The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

EXHIBIT NO. DESCRIPTION
    2.1 Agreement and Plan of Reorganization, dated as of May 8, 2006, by and among EAC, ABG, Far Grand, OT Samoa and OT Samoa Shareholders.

    4.1 Stock Transfer Agreement, dated as of October 17, 2005, by and among shareholders of OT China and ABG

    4.2     Articles of Associations of OT China

   16.1     Letter from accountant dated May 12, 2006

                                       24

   99.1     The audited combined Financial Statements of ABG as of December
            31, 2005 and the audited Financial Statements of EAC as of December 31, 2005

   99.2     The unaudited proforma Consolidated Balance Sheet as of
            December 31, 2005 and the unaudited proforma Consolidated
            Statement of Operations for the year ended December 31, 2005



      Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

   Date: May 12, 2006

   Echelon Acquisition Corp.
   A Delaware Corporation


   By:  /s/ Hui Wang
   --------------------------------
   President